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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                         SUPPLEMENT DATED JUNE 29, 2009
                                       TO
                PROSPECTUSES DATED MAY 1, 2009 (AS SUPPLEMENTED)

This supplement describes a change to the prospectuses for the Marquis Portfolios(SM) variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

METLIFE INVESTORS USA DESCRIPTION

In the "OTHER INFORMATION" section of the prospectuses, under the "MetLife Investors USA" or "First MetLife Investors" heading, delete the second paragraph (regarding membership in the Insurance Marketplace Standards Association).

     THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                             Telephone: (800) 842-9325
Irvine, CA 92614

Marquis and Marquis Portfolios are service marks of Citigroup or its Affiliates and are used by MetLife, Inc. and its Affiliates under license.

                                                                 SUPP-MQIMSA0609